UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2006 (November 2, 2006)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

(615) 665-1122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2006, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the bonus criteria for fiscal year 2007 under the Company’s 2007 Incentive Bonus Plan (the “2007 Plan”), which consists of performance-based cash awards made under the Company’s 1996 Stock Incentive Plan, as amended. Under the 2007 Plan, all of the Company’s employees, including its named executive officers, are eligible for performance-based awards if the Company attains its targeted performance goals. In addition, the Committee established the bonus criteria for fiscal 2007 under the Company's Capital Accumulation Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 10.1	Summary of 2007 Bonus Incentive Plan
Exhibit 10.2	Fiscal 2007 Bonus Criteria Under Capital Accumulation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Mary A. Chaput
Mary A. Chaput
Chief Financial Officer

Date: November 8, 2006

EXHIBIT INDEX

Exhibit 10.1	Summary of 2007 Bonus Incentive Plan
Exhibit 10.2	Fiscal 2007 Bonus Criteria Under Capital Accumulation Plan